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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 11, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated November 11,
2003.



ITEM 9.  REGULATION FD DISCLOSURE

         On November 11, 2003, Doral Financial Corporation issued a press release relating to its mortgage production. A copy of the press release is attached hereto as an Exhibit (99.1).

         Doral Financial does not intend for this Item 9 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Mario S. Levis
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                                                        Mario S. Levis
                                                Senior Executive Vice President
                                                         and Treasurer


Date: November 12, 2003



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